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Sohail Prasad
@sohailprasad

When the market opens at 9:30am ET today, March 26, 2024, the Destiny Tech100 will officially list on the New York Stock Exchange under the ticker symbol "DXYZ".

$DXYZ #DXYZ @owndxyz

(about tech100: d.xyz/tech100 | disclosure: d.xyz/terms)



The Destiny Tech 100
SpaceX
Epic Games
Open AI
Discord
Stripe
Klarna
Private market access with the protections and liquidity of the public market ✨
DXYZ
LISTED
NYSE
THE UNICORNS HAVE ARRIVED
ALT

9:39 AM · Mar 26, 2024 from New York, NY · 1,736 Views

2 Reposts 4 Quotes 12 Likes

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Sohail Prasad
@sohailprasad
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Founder & CEO @ Destiny (d.xyz) Founder, fmr CEO @ Forge (NYSE:FRGE | forge.com) Seed Investor in 150+ startups, 10+ unicorns. YC S12. Thiel Fellow. 30u30.

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